RESEARCH AND DEVELOPMENT, NET	12 Months Ended
Jan. 31, 2022
Research and Development [Abstract]
RESEARCH AND DEVELOPMENT, NET	RESEARCH AND DEVELOPMENT, NET
Our gross research and development expenses for the years ended January 31, 2022, 2021, and 2020, were $143.7 million, $129.2 million and $112.7 million, respectively. Reimbursements from the IIA and other government grant programs amounted to $0.3 million, $0.5 million and $1.4 million, for the years ended January 31, 2022, 2021, and 2020, respectively, which were recorded as reductions of gross research and development expenses.

We capitalize certain costs incurred to develop our commercial software products, and we then recognize those costs within cost of software revenue as the products are available for sale. Activity for our capitalized software development costs for the years ended January 31, 2022, 2021, and 2020, was as follows:

	Year Ended January 31,
(in thousands)	2022	2021	2020
Capitalized software development costs, net, beginning of year	$11,315	$11,679	$6,076
Software development costs capitalized during the year	6,033	5,132	7,638
Amortization of capitalized software development costs	(3,291)	(3,072)	(2,023)
Write-offs of capitalized software development costs	(142)	(2,244)	—
Foreign currency translation and other	5	(180)	(12)
Capitalized software development costs, net, end of year	$13,920	$11,315	$11,679

During the years ended January 31, 2022 and 2021 we recorded an impairment charge of 0.1 million and 2.2 million, respectively, in software cost of revenue, reflecting the write-off of previously capitalized software development costs that were deemed non-recoverable based on our expectations of future market conditions. There were no material impairments of such capitalized costs during the year ended January 31, 2020.